UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): December 12, 2019

Cypress Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-10079	94-2885898
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

198 Champion Court

San Jose, California 95134

(Address of principal executive offices and zip code)

(408) 943-2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value	CY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed, on June 3, 2019, Cypress Semiconductor Corporation, a Delaware corporation (“Cypress”) entered into an Agreement and Plan of Merger (as amended or modified from time to time, the “Merger Agreement”) by and among Cypress, Infineon Technologies AG, a stock corporation (Aktiengesellschaft) organized under the laws of the Federal Republic of Germany (“Infineon”) and IFX Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Infineon (“Merger Sub”). Subject to the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into Cypress and Cypress will survive the merger as a wholly owned subsidiary of Infineon (the “Merger”).

On December 12, 2019, the Board of Directors of Cypress (the “Board”) took actions, effective in December 2019, to preserve compensation-related corporate income tax deductions for Cypress that might otherwise be disallowed through the operation of Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), in connection with the Merger. Specifically, the Board approved the accelerated vesting of equity awards and payment of cash-based awards to Hassane El-Khoury, Cypress’s President and Chief Executive Officer; Thad Trent, Cypress’s Chief Financial Officer and Executive Vice President, Finance and Administration; Sam Geha, Cypress’s Executive Vice President, Memory Products Division; Sudhir Gopalswamy, Cypress’s Executive Vice President, Microcontroller & Connectivity Division; and Pamela L. Tondreau, Cypress’s Executive Vice President, Chief Legal & Human Resources Officer, as further described below. These actions will mitigate or eliminate the amount of excise tax that may be payable by Messrs. El-Khoury, Trent, Geha and Gopalswamy and Ms. Tondreau pursuant to Sections 280G and 4999 of the Code in certain circumstances.

In approving the accelerated vesting and payment of the awards, the Board considered, among other things, the projected value of the corporate income tax deductions that may be lost as a result of the effect of Section 280G and 4999 of the Code and the benefits accruing to Cypress from reducing the potential tax burden that the Company's executives may bear in connection with payments associated with the closing of the Merger and thereby providing Messrs. El-Khoury, Trent, Geha and Gopalswamy and Ms. Tondreau an additional financial incentive to remain with Cypress through the closing of the Merger.

With respect to Mr. El-Khoury, the Board approved the accelerated vesting of (a) 52,859 time-based restricted stock units (“RSUs”), which were scheduled to vest on February 3, 2020, (b) 73,134 time-based RSUs, which were scheduled to vest on February 15, 2020, (c) 32,198 time-based RSUs which were scheduled to vest on February 16, 2020 and (d) 348,224 performance vesting restricted stock units (“PSUs”), which were scheduled to vest on February 28, 2020, calculated by assuming that the applicable performance goals were achieved at maximum performance. As a result of such acceleration, all such units vested on December 16, 2019. The estimated value of Mr. El-Khoury's accelerated RSUs and PSUs is $11,839,982.70, based upon the closing price of Cypress’s common stock on December 16, 2019 of $23.38 per share (the “December 16 Closing Price”). The foregoing equity awards would have vested upon the earlier of (i) their scheduled vesting date or (ii) the termination of Mr. El-Khoury’s employment without “cause” or his resignation for “good reason” (as each such term is defined in his employment agreement) following the closing of the Merger. In addition, the Board approved a cash payment of $1,125,000 for Mr. El-Khoury (which is expected to be paid on or around December 20, 2019), which represents the early payment of his bonus under the Cypress Incentive Plan for the 2019 fiscal year, calculated by assuming that the applicable performance goals were achieved at 100% of target.

With respect to Mr. Trent, the Board approved the accelerated vesting of (a) 19,169 time-based RSUs, which were scheduled to vest on February 3, 2020, (b) 29,795 time-based RSUs, which were scheduled to vest on February 15, 2020, (c) 16,737 time-based RSUs which were scheduled to vest on February 16, 2020 and (d) 122,599 PSUs, which were scheduled to vest on February 28, 2020, calculated by assuming that the applicable performance goals were achieved at maximum performance. As a result of such acceleration, all such units vested on December 16, 2019. The estimated value of Mr. Trent's accelerated RSUs and PSUs is $4,402,454.00, based upon the December 16 Closing Price. The foregoing equity awards would have vested upon the earlier of (i) their scheduled vesting date or (ii) the termination of Mr. Trent’s employment without “cause” or his resignation for “good reason” (as each such term is defined in his change of control severance agreement) following the closing of the Merger. In addition, the Board approved a cash payment of $382,500 for Mr. Trent (which is expected to be paid on or around December 20, 2019), which represents the early payment of his bonus under the Cypress Incentive Plan for the 2019 fiscal year, calculated by assuming that the applicable performance goals were achieved at 100% of target.

With respect to Mr. Geha, the Board approved the accelerated vesting of (a) 17,425 time-based RSUs, which were scheduled to vest on February 3, 2020, (b) 23,836 time-based RSUs, which were scheduled to vest on February 15, 2020, (c) 14,861 time-based RSUs which were scheduled to vest on February 16, 2020 and (d) 103,094 PSUs, which were scheduled to vest on February 28, 2020, calculated by assuming that the applicable performance goals were achieved at maximum performance. As a result of such acceleration, all such units vested on December 16, 2019. The estimated value of Mr. Geha's accelerated RSUs and PSUs is $3,722,470.08, based upon the December 16 Closing Price. The foregoing equity awards would have vested upon the earlier of (i) their scheduled vesting date or (ii) the termination of Mr. Geha’s employment without “cause” or his resignation for “good reason” (as each such term is defined in his change of control severance agreement) following the closing of the Merger. In addition, the Board approved a cash payment of $281,250 for Mr. Geha (which is expected to be paid on or around December 20, 2019), which represents the early payment of his bonus under the Cypress Incentive Plan for the 2019 fiscal year, calculated by assuming that the applicable performance goals were achieved at 100% of target.

With respect to Mr. Gopalswamy, the Board approved the accelerated vesting of (a) 17,425 time-based RSUs, which were scheduled to vest on February 3, 2020, (b) 28,305 time-based RSUs, which were scheduled to vest on February 15, 2020, (c) 17,368 time-based RSUs which were scheduled to vest on February 16, 2020 and (d) 114,587 PSUs, which were scheduled to vest on February 28, 2020, calculated by assuming that the applicable performance goals were achieved at maximum performance. As a result of such acceleration, all such units vested on December 16, 2019. The estimated value of Mr. Gopalswamy's accelerated RSUs and PSUs is $4,154,275.30, based upon the December 16 Closing Price. The foregoing equity awards would have vested upon the earlier of (i) their scheduled vesting date or (ii) the termination of Mr. Gopalswamy’s employment without “cause” or his resignation for “good reason” (as each such term is defined in his change of control severance agreement) following the closing of the Merger. In addition, the Board approved a cash payment of $307,500 for Mr. Gopalswamy (which is expected to be paid on or around December 20, 2019), which represents the early payment of his bonus under the Cypress Incentive Plan for the 2019 fiscal year, calculated by assuming that the applicable performance goals were achieved at 100% of target.

With respect to Ms. Tondreau, the Board approved the accelerated vesting of (a) 18,000 time-based RSUs which were scheduled to vest on January 22, 2020, (b) 15,685 time-based RSUs, which were scheduled to vest on February 3, 2020, (c) 24,581 time-based RSUs, which were scheduled to vest on February 15, 2020, (d) 14,443 time-based RSUs which were scheduled to vest on February 16, 2020 and (e) 100,827 PSUs, which were scheduled to vest on February 28, 2020, calculated by assuming that the applicable performance goals were achieved at maximum performance. As a result of such acceleration, all such units vested on December 16, 2019. The estimated value of Ms. Tondreau's accelerated RSUs and PSUs is $4,057,271.68, based upon the December 16 Closing Price. The foregoing equity awards would have vested upon the earlier of (i) their scheduled vesting date or (ii) the termination of Ms. Tondreau’s employment without “cause” or her resignation for “good reason” (as each such term is defined in her change of control severance agreement) following the closing of the Merger. In addition, the Board approved a cash payment of $296,250 for Ms. Tondreau (which is expected to be paid on or around December 20, 2019), which represents the early payment of her bonus under the Cypress Incentive Plan for the 2019 fiscal year, calculated by assuming that the applicable performance goals were achieved at 100% of target.

In connection with the bonus payment and accelerated equity vesting, each named executive officer listed above has entered into a recoupment (or “clawback”) letter agreement with the Company. Each letter agreement provides that, with respect to their accelerated RSUs and PSUs, if the executive is terminated for cause or voluntarily resigns prior to the originally scheduled vesting date for such RSUs or PSUs, the executive will automatically forfeit the net (after tax) shares he or she received in settlement of such RSUs or PSUs for no consideration. If the executive has sold such shares, he or she must pay Cypress an amount equal to the gross proceeds he or she received in such sale. However, in the event the closing of the Merger occurs prior to the applicable originally scheduled vesting date for the accelerated RSUs, the clawback will cease to apply to 50% of the net (after tax) shares each executive received in settlement of such RSUs. In addition, in the event the closing of the Merger occurs prior to any originally scheduled vesting date and the executive is terminated prior to the originally scheduled vesting date, the clawback will cease to apply on the date of such termination if the executive would be entitled to accelerated vesting of equity awards under the Merger Agreement in connection with such termination. In addition, if the Merger Agreement is terminated without the Merger closing and Cypress determines that the number of PSUs that would have vested on February 28, 2020 based on the actual level at which the applicable performance goals are achieved is less than the number that vested assuming maximum performance (such difference, the “Delta Amount”), then the excess shares equal to the Delta Amount will be subject to a lapsing forfeiture right based on the following terms: (a) on the last day of the calendar month in which the Merger Agreement is terminated and on the last day of each subsequent calendar month through February 2021, a pro-rata portion of the Delta Amount will no longer be subject to the lapsing forfeiture right and (b) the lapsing forfeiture right will expire in full and terminate on February 28, 2021. If the preceding sentence applies and before February 28, 2021, the executive's employment is terminated by Cypress for cause or by the executive without good reason, he or she will forfeit the excess shares equal to the portion of the Delta Amount then subject to the lapsing forfeiture provision (or, if the executive has sold such excess shares, he or she must pay Cypress an amount equal to the gross proceeds he or she received in such sale).

Also, in order to mitigate or eliminate the amount of excise tax that may be payable by such individuals pursuant to Sections 280G and 4999 of the Code in certain circumstances, the Board also approved the accelerated vesting of equity awards otherwise scheduled to vest in January and February of 2020 (with PSUs vesting at maximum levels of performance) and early payment of the as-yet-unpaid portion of 2019 bonuses to all employees of Cypress with the title of “Executive Vice President”, in each case subject to same recoupment letter agreement that applies to the named executive officers.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to the proposed transaction and the merger of Merger Sub, a wholly owned subsidiary of Infineon, with and into Cypress on the terms and subject to the conditions set forth in the Merger Agreement, the benefits of the proposed transaction and the anticipated timing of the proposed transaction. Forward-looking statements can be generally identified by the use of words such as “anticipate,” “believe,” “plan,” “project,” “estimate,” “forecast,” “expect,” “should,” “intend,” “may,” “could,” “will,” “would,” “outlook,” “future,” “trend,” “goal,” “target,” and similar expressions or expressions of the negative of these terms. These statements reflect only Cypress’s current expectations and are not guarantees of future performance or results. Forward-looking information involves risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements. Specific factors that could cause actual results to differ from results contemplated by forward-looking statements include, among others, the occurrence of any event, development, condition, state of facts, change, effect or other circumstances that could give rise to the termination of the Merger Agreement, the inability to complete the Merger due to the failure to satisfy conditions to completion of the Merger, including that a governmental authority may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks regarding the failure of Infineon to obtain the necessary financing to complete the Merger; risks related to disruption of management’s attention from Cypress’s ongoing business operations due to the transaction; the effect of the announcement of the Merger on Cypress’s relationships, operating results and business generally; the risk that certain approvals or consents will not be received in a timely manner or that the Merger will not be consummated in a timely manner; the risk of exceeding the expected costs of the Merger; adverse changes in U.S. and non-U.S. governmental laws and regulations; adverse developments in Cypress’s relationships with its employees; capital market conditions, including availability of funding sources for us; changes in our credit ratings; risks related to our indebtedness, including our ability to meet certain financial covenants in our debt instruments; the risk of litigation, including stockholder litigation in connection with the proposed transaction, and the impact of any adverse legal judgments, fines, penalties, injunctions or settlements; and volatility in the market price of our stock.

Therefore, caution should be taken not to place undue reliance on any such forward-looking statements. We assume no obligation (and specifically disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. For additional discussion of potential risks and uncertainties that could impact our results of operations or financial position, refer to Part I, Item 1A. Risk Factors in our Annual Report on Form 10-K for the fiscal year ended December 30, 2018 and Part II, Item 1A. Risk Factors in our Quarterly Report on Form 10-Q for the quarterly periods ended March 31, 2019, June 30, 2019 and September 29, 2019 and any subsequent filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cypress Semiconductor Corporation

Date: December 18, 2019	By:	/s/ Thad Trent
	Name:	Thad Trent
	Title:	Executive Vice President, Finance and Administration and Chief Financial Officer